
                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                                   Case No.  01-10539
Exodus Communications, Inc. et al.                                 Reporting Period:  October 2001


                          MONTHLY OPERATING REPORT

                                                                                        Document            Explanation
REQUIRED DOCUMENTS                                                      Form No.        Attached              Attached

Schedule of Cash Receipts and Disbursements                               MOR-1          Refer to company forms
     Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1 (CON'T)  Refer to company forms
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                   MOR-2          Refer to company forms
Balance Sheet                                                             MOR-3          Refer to company forms
Status of Postpetition Taxes                                              MOR-4          Refer to company forms
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                      MOR-4          Refer to company forms
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                              MOR-5          Refer to company forms
Debtor Questionnaire                                                      MOR-5          Refer to company forms

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                                       Date


---------------------------------------
Signature of Joint Debtor                                                 Date


/s/ Mike Healy
---------------------------------------
Signature of Authorized Individual*                                       Date


Mike Healy                                                                SVP, Finance
---------------------------------------
Printed Name of Authorized Individual                                     Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
                                                                                                 FORM MOR
                                                                                                    (9/99)




                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE



                                                                   Case No  01-10539
Exodus Communications, Inc.                                        Reporting Period:  October 2001


                          MONTHLY OPERATING REPORT

                                                                                                        Document    Explanation
REQUIRED DOCUMENTS                                                      Form No.                        Attached      Attached
Statement of Cash Flows                                                   MOR-1                         X
     Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1(CON'T)              Available upon request
     Copies of bank statements                                                                      Available upon request
     Cash disbursements journals                                                                    Available upon request
Statement of Operations                                                   MOR-2                         X
Balance Sheet                                                             MOR-3                         X
Status of Postpetition Taxes                                              MOR-4                         X
    Copies of IRS Form 6123 or payment receipt Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                      MOR-4                    Given on Balance Sheet
    Listing of aged accounts payable                                                               None
Accounts Receivable Reconciliation and Aging                              MOR-5                    None
Debtor Questionnaire                                                      MOR-5                         X






Exodus Communications, Inc.                                                   Reporting Period:           October 2001
                                                                                                          Form: Mor 1

                                                    STATEMENT OF CASH FLOWS
                                                                                                              Cummulative
                                                                              current reporting month        filing to date

Cash flows from operating activities

   Net Loss                                                                              (75,260,813)          (75,260,813)
   Adjustments to reconcile net loss to net cash used for operating activities:
      Depreciation and amortization                                                       20,252,875            20,252,875
      Non cash, merger, restructuring and asset impairment charges                        41,716,072            41,716,072
      Non cash intercompany charges                                                       (6,165,479)           (6,165,479)
      Remeasurement (gain) loss on Euro denominated senior notes                          (1,157,751)           (1,157,751)
      Amortization of deferred stock compensation                                             35,930                35,930
      Loss on equity method investments                                                    1,857,522             1,857,522
   Changes in operating assets and liabilities
      Accounts receivable                                                                 21,890,734            21,890,734
      Prepaid expenses and other current assets                                            9,381,327             9,381,327
      Accounts payable                                                                   (18,123,425)          (18,123,425)
      Accrued expenses                                                                    19,487,696            19,487,696
      Accrued interest payable
                                                                              ---------------------------------------------
Net cash used for operating activities                                                    13,914,688            13,914,688
                                                                              ---------------------------------------------

Cash flows from investing activities
   Capital expenditures                                                                   (1,536,462)           (1,536,462)
   Receipts from (funding of) other subsidiaries entities                                (13,024,476)          (13,024,476)
   Increase of restricted cash equivalents and investments
   Other assets                                                                              665,729               665,729
                                                                              ---------------------------------------------
Net cash used for investing activities                                                   (13,895,209)          (13,895,209)
                                                                              ---------------------------------------------

Cash flows from financing activities
   Proceeds from issuance of common stock. Net
                                                                              ---------------------------------------------
Net cash provided by financing activities
                                                                              ---------------------------------------------

Net increase (decrease) in cash and cash equivalents                                          19,479                19,479
   Effects of exchange rates on cash and cash equivalents                                   (140,419)             (140,419)
Cash and cash equivalents at beginning of period                                          77,646,451            77,646,451
                                                                              ---------------------------------------------
Cash and cash equivalents at end of period                                                77,525,511            77,525,511
                                                                              =============================================


         DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                              ---------------------------------------------
        Total disbursements for calculating US. Trustee quarterly fees                    84,214,425            84,214,425
                                                                              =============================================





Exodus Communications, Inc.                                       Reporting Period:            October 2001
                                                                                               Form: Mor 2
                                            STATEMENT OF OPERATIONS
                                                                  current reporting month    Cummulative filing to date

Total Revenue                                                                  73,727,711            73,727,711

Total Cost of Goods Sold                                                       67,299,346            67,299,346

                                                                  ----------------------------------------------
    Gross Margin                                                                6,428,365             6,428,365

Operating Expenses:
Research & Development                                                          1,420,861             1,420,861
Sales                                                                           9,829,089             9,829,089
Marketing                                                                       1,312,885             1,312,885
G&A                                                                            30,476,658            30,476,658
Merger, Restructuring & Asset Impairment Charges                               42,128,226            42,128,226
Reorganization Items                                                              166,579               166,579
GW Amort & Other Intangibles
                                                                  ----------------------------------------------
  Total Operating Expenses                                                     85,334,298            85,334,298
                                                                  ----------------------------------------------

    Operating Margin                                                          (78,905,933)          (78,905,933)

Other Expenses / (Income)
Interest Income                                                                    23,250                23,250
Interest Expense                                                                1,497,244             1,497,244
Other Income                                                                      (51,999)              (51,999)
Other Expense                                                                    (805,658)             (805,658)
Net Loss From Equity Investment                                                 1,857,522             1,857,522
Intercompany Expense / (Income)                                                (6,165,479)           (6,165,479)

                                                                  ----------------------------------------------
                  Total Other Expenses / (Income)                              (3,645,120)           (3,645,120)
                                                                  ----------------------------------------------

  Profit / (Loss) before Tax                                                  (75,260,813)          (75,260,813)
  Tax

                                                                  ----------------------------------------------
  Profit / (Loss) after Tax                                                   (75,260,813)          (75,260,813)

  Cumulative Effect on SAB 101

                                                                  ----------------------------------------------

    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                              (75,260,813)          (75,260,813)
                                                                  ==============================================



MEMO:
Reorganization expenses included above
Professional Fees                                                                 166,579               166,579
U.S. Trustee Quarterly Fees
(Gain) Loss from Sale of Assets
Other Reorganization Expenses
                                                                  ----------------------------------------------
                                                                                  166,579               166,579
                                                                  ==============================================





           Exodus Communications, Inc.                                      Reporting Period:           October 2001
                                                                                                        Form: Mor 3
                                                           BALANCE SHEET
                                                                            Book value at end of        Bookr value September 30,
                                                                            current month                        2001
           Current Assets:
           Cash and Cash Equivalents                                                    46,680,131             43,706,355
           Marketable Securities                                                        30,845,380             33,940,096
           Trade A/R, net of allowance for doubtful accounts                           177,616,681            199,507,415
           Intercompany Receivable                                                     947,144,100            941,616,410
           Other Current Assets                                                         64,586,658             72,879,234
                                                                            ----------------------------------------------
             Total Current Assets                                                    1,266,872,950          1,291,649,510
                                                                            ----------------------------------------------

           Fixed Assets, Gross                                                       1,691,640,586          1,736,596,293
           Accumulated Depreciation                                                   (316,187,113)          (300,603,830)
                                                                            ----------------------------------------------
             Property and Equipment, Net                                             1,375,453,473          1,435,992,463
                                                                            ----------------------------------------------

           Restricted Cash Equivalents and Investments                                  28,726,610             28,726,610
           LT Prepaids & Deposits                                                       22,308,803             23,123,859
           Investments                                                                  17,623,188             19,480,710
           Other Assets                                                                509,229,603            509,368,320
                                                                            ----------------------------------------------
             Total Other Assets                                                        577,888,204            580,699,499
                                                                            ----------------------------------------------
               Total Assets                                                          3,220,214,627          3,308,341,472
                                                                            ==============================================


           Current Liabilities:
           Accounts Payable                                                              1,811,613              9,012,257
           Intercompany Payables
           Deferred Revenue                                                             32,459,403             32,580,079
           Merger & Restructuring Accrl                                                  3,123,370              3,821,291
           Accrued Expenses Payable                                                     32,061,260             12,573,564
                                                                            ----------------------------------------------
             Total Current Liabilities                                                  69,455,646             57,987,191
                                                                            ----------------------------------------------

           Deferred Rent                                                                12,339,461             11,972,654
                                                                             ----------------------------------------------
             Total Long Term Liabilities                                                12,339,461             11,972,654
                                                                            ----------------------------------------------
               Total Liabilities not Subject to Compromise                              81,795,107             69,959,845
                                                                            ----------------------------------------------

           Liabilities Subject to Compromise
           Unsecured Debt - Interest Payable                                            55,980,308             55,980,308
           Unsecured Debt - Restructure Accrual                                        275,032,833            282,683,202
           Unsecured Debt - AP & Accruals                                              193,529,690            204,452,471
           Secured Debt - Loans & Leases                                               147,924,471            153,877,723
           Senior Notes                                                              1,915,020,000          1,916,320,000
           Convertible Debt                                                          1,005,461,000          1,005,461,000
                                                                            ----------------------------------------------
           Total Liabilities subject to Compromise                                   3,592,948,302          3,618,774,704
                                                                            ----------------------------------------------
               Total Liabilities                                                     3,674,743,409          3,688,734,549
                                                                            ----------------------------------------------

           Shareholders Equity
           Capital Stock                                                                   583,055                582,588
           Additional Paid in Capital                                                3,416,248,556          3,416,248,556
           Unrealized Gain/Loss Available                                               (1,986,951)            (3,075,702)
           Exchange Difference                                                                (285)                  (245)
           Deferred Stock Compensation                                                    (507,784)              (543,714)
           Accumulated Deficit                                                      (3,868,042,373)        (3,792,781,560)
           Dividends                                                                      (823,000)              (823,000)
                                                                            ----------------------------------------------
           Total Shareholders Equity                                                  (454,528,782)          (380,393,077)
                                                                            ----------------------------------------------
               Total Liabilities & Shareholders Equity                               3,220,214,627          3,308,341,472
                                                                            ==============================================



           Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise





           Exodus Communications, Inc.                                                          Reporting Period:     October 2001
                                                                                                                      Form: Mor 4
                                                            STATUS OF POSTPETITION TAXES

                                                             Beginning      Amount                           Ending
                                                                Tax       Withheld or      Amount              Tax             Date
                                                             Liability      Accrued         Paid            Liability          Paid
           Federal
           Income                                                            3,656,773       3,656,773                          (1)
           FICA-Employee                                                       600,697         600,697                          (1)
           FICA-Employer                                                       600,697         600,697                          (1)
           Unemployment                                                            396             396
           Medicare/ disability                                                541,062         541,062                          (1)
           Other
                                                            ---------------------------------------------------------------
              Total Federal Taxes                                            5,399,624       5,399,624
                                                            ---------------------------------------------------------------

           State and Local
           Income                                                              817,195         817,195                          (1)
           Sales                                                               667,351                             667,351
           Excise
           Unemployment                                                          2,292           2,292                          (1)
           Real Property
           Personal Property
           Other                                                                 7,784           7,784                          (1)
                                                            ---------------------------------------------------------------
              Total State and Local                                          1,494,621         827,270             667,351
                                                            ---------------------------------------------------------------

                       Total Taxes                                           6,894,245       6,226,894             667,351
                                                            ===============================================================


           (1) Paid 10/5 $274,591, $2,307,186 and 10/19 $2,363,628, 10/31 $1,281,489


                AGING OF ACCOUNTS PAYABLE

                                                 Current        0-30         31-60          61-90            Over 90        Total

           Accounts Payable aging                 1,451,587      360,026                                                  1,811,613
                                               =====================================================================================





Exodus Communications, Inc.                                                 Reporting Period:        October 01
                                                                                                     Form: Mor 5
                                    ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


Accounts Receivable Reconciliation                                                              Amount
Total Accounts Receivable at the beginning of the reporting period                                       508,007,938
Net amounts billed during the period                                                                      57,025,840
Amounts collected during the period                                                                      (77,824,952)
Amounts written off                                                                                       (3,667,356)
                                                                                                 --------------------
Total Accounts Receivable at the end of the reporting period                                             483,541,470
                                                                                                 --------------------

Accounts Receivable Aging                                                                       Amount
0 - 30 days old                                                                                           67,936,870
31 - 60 days old                                                                                          69,801,742
61 - 90 days old                                                                                          73,070,885
91+ days old                                                                                             272,731,973
                                                                                                 --------------------
Total Accounts Receivable                                                                                483,541,470
                                                                                                 --------------------
Less: Unearned Revenue, net of unbilled items & other accruals                                           (87,426,595)
Less reserves                                                                                           (218,498,193)
                                                                                                 --------------------
Accounts Receivable (Net)                                                                                177,616,682
                                                                                                 ====================

                                                DEBTOR QUESTIONNAIRE

Must be completed each month                                                                Yes          No
1.  Have any assets been sold or transferred outside the normal course of business                        X
    this reporting period?  If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a                              X
    debtor in possession (1)o account this reporting period? If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an                  X
    explanation below.

4.  Are workers compensation, general liability and other necessary insurance                X
    coverages in effect?  If no, provide an explanation below.

        Nothing drawn against DIP at this time - funding from cash generated from continuing operations







                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                                   Case No  01-10542
American Information Systems, Inc.,                                Reporting Period:  October 2001


                          MONTHLY OPERATING REPORT

                                                                                        Document         Explanation
REQUIRED DOCUMENTS                                                    Form No.          Attached         Attached

Statement of Cash Flows                                            MOR-1              Non Trading entity
     Bank Reconciliation (or copies of debtor's
     bank reconciliations)                                         MOR-1 (CON'T)      None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                            MOR-2              Non Trading entity
Balance Sheet                                                      MOR-3              Only Shell remains
Status of Postpetition Taxes                                       MOR-4              None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                               MOR-4              None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                       MOR-5              None
Debtor Questionnaire                                               MOR-5              None





                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                                   Case No  01-10541
Arca Systems, Inc.,                                                Reporting Period:  October 2001


                          MONTHLY OPERATING REPORT

                                                                                        Document    Explanation
REQUIRED DOCUMENTS                                                      Form No.        Attached      Attached
Statement of Cash Flows                                            MOR-1                    X
     Bank Reconciliation (or copies of debtor's
     bank reconciliations)                                         MOR-1 (CON'T)      Available upon request
     Copies of bank statements                                                        Available upon request
     Cash disbursements journals                                                      Available upon request
Statement of Operations                                            MOR-2                    X
Balance Sheet                                                      MOR-3                    X
Status of Postpetition Taxes                                       MOR-4                    X
    Copies of IRS Form 6123 or payment receipt                                        Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                               MOR-4              Given on Balance Sheet
    Listing of aged accounts payable                                                        X
Accounts Receivable Reconciliation and Aging                       MOR-5                    X
Debtor Questionnaire                                               MOR-5                    X





        Arca Systems, Inc.,                                                 Reporting Period:     October 2001
                                                                                                  Form: Mor 1

                                    STATEMENT OF CASH FLOWS
                                                                               current           Cummulative filing
                                                                            reporting month          to date

        Cash flows from operating activities

           Net Loss                                                              (10,306)              (10,306)
           Adjustments to reconcile net loss to net cash used
           for operating activities:
              Depreciation and amortization                                       24,499                24,499
              Non cash, merger, restructuring and asset impairment charges
              Non cash intercompany charges                                      (66,002)              (66,002)
              Remeasurement (gain) loss on Euro denominated senior notes
              Amortization of deferred stock compensation
              Loss on equity method investments
           Changes in operating assets and liabilities
              Accounts receivable                                               (148,222)             (148,222)
              Prepaid expenses and other current assets
              Accounts payable                                                    (5,900)               (5,900)
              Accrued expenses                                                   (15,512)              (15,512)
              Accrued interest payable
                                                                            -----------------------------------
        Net cash used for operating activities                                  (221,443)             (221,443)
                                                                            -----------------------------------

        Cash flows from investing activities
           Capital expenditures
           Receipts from (funding of) other subsidiaries entities                217,841               217,841
           Increase of restricted cash equivalents and investments
           Other assets
                                                                            -----------------------------------
        Net cash used for investing activities                                   217,841               217,841
                                                                            -----------------------------------

        Cash flows from financing activities
           Proceeds from issuance of common stock. Net
                                                                            -----------------------------------
        Net cash provided by financing activities
                                                                            -----------------------------------

        Net increase (decrease) in cash and cash equivalents                      (3,602)               (3,602)
           Effects of exchange rates on cash and cash equivalents
        Cash and cash equivalents at beginning of period                          50,591                50,591
                                                                            -----------------------------------
        Cash and cash equivalents at end of period                                46,989                46,989
                                                                            ===================================


                DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                            -----------------------------------
        Total disbursements for calculating US. Trustee quarterly fees           221,443               221,443
                                                                            ===================================





Arca Systems, Inc.,                                     Reporting Period:            October 2001
                                                                                     Form: Mor 2
                                  STATEMENT OF OPERATIONS
                                                            current                       Cummulative
                                                         reporting month                  filing to date

Total Revenue                                                           148,222               148,222

Total Cost of Goods Sold                                                125,650               125,650

                                                        ----------------------------------------------
    Gross Margin                                                         22,572                22,572

Operating Expenses:
Research & Development
Sales
Marketing
G&A                                                                      32,878                32,878
Merger, Restructuring & Asset Impairment Charges
GW Amort & Other Intangibles
                                                        ----------------------------------------------
  Total Operating Expenses                                               32,878                32,878
                                                        ----------------------------------------------

    Operating Margin                                                    (10,306)              (10,306)

Other Expenses / (Income)
Interest Income
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                        ----------------------------------------------
                  Total Other Expenses / (Income)
                                                        ----------------------------------------------

  Profit / (Loss) before Tax                                            (10,306)              (10,306)
  Tax

                                                        ----------------------------------------------
  Profit / (Loss) after Tax                                             (10,306)              (10,306)

  Cumulative Effect on SAB 101

                                                        ----------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                        (10,306)              (10,306)
                                                        ==============================================





Arca Systems, Inc.,                                              Reporting Period:           October 2001
                                                                                             Form: Mor 3
                                             BALANCE SHEET

                                                                    Book value at end of       Book value September 30,
                                                                  current reporting month               2001
Current Assets:
Cash and Cash Equivalents                                                        46,989                 50,591
Marketable Securities
Trade A/R, net of allowance for doubtful accounts                             1,134,538                986,316
Other Current Assets                                                             54,569                 54,569
                                                                 ----------------------------------------------
  Total Current Assets                                                        1,236,096              1,091,476
                                                                 ----------------------------------------------

Fixed Assets, Gross                                                           1,380,335              1,380,335
Accumulated Depreciation                                                     (1,309,607)            (1,285,108)
                                                                 ----------------------------------------------
  Property and Equipment, Net                                                    70,728                 95,227
                                                                 ----------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits                                                           32,636                 32,636
Investments
Other Assets
                                                                 ----------------------------------------------
  Total Other Assets                                                             32,636                 32,636
                                                                 ----------------------------------------------
    Total Assets                                                              1,339,460              1,219,339
                                                                 ==============================================


Current Liabilities:
Accounts Payable                                                                  3,620                  9,520
Intercompany Payables                                                           151,839
Deferred Revenue
Merger & Restructuring Accrl                                                     27,499                 27,499
Accrued Expenses Payable                                                        531,694                547,206
                                                                 ----------------------------------------------
  Total Current Liabilities                                                     714,652                584,225
                                                                 ----------------------------------------------

Deferred Rent
                                                                 ----------------------------------------------
  Total Long Term Liabilities
                                                                 ----------------------------------------------
    Total Liabilities not Subject to Compromise                                 714,652                584,225
                                                                 ----------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals                                                    3,400                  3,400
Unsecured Debt - Intercompany Payables                                        1,687,562              1,687,562
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                 ----------------------------------------------
Total Liabilities subject to Compromise                                       1,690,962              1,690,962
                                                                 ----------------------------------------------
    Total Liabilities                                                         2,405,614              2,275,187
                                                                 ----------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                      781,073                781,073
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                          (1,847,227)            (1,836,921)
Dividends
                                                                 ----------------------------------------------
Total Shareholders Equity                                                    (1,066,154)            (1,055,848)
                                                                 ----------------------------------------------
    Total Liabilities & Shareholders Equity                                   1,339,460              1,219,339
                                                                 ==============================================



Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise





           Arca Systems, Inc.,                                                               Reporting Period:     October 2001
                                                                                                                   Form: Mor 4
                                                            STATUS OF POSTPETITION TAXES

                                                  Beginning        Amount                             Ending
                                                     Tax         Withheld or        Amount              Tax           Date
                                                  Liability        Accrued           Paid            Liability        Paid
Federal
Income                                                               32,622          32,622                           (1)
FICA-Employee                                                         6,065           6,065                           (1)
FICA-Employer                                                         6,065           6,065                           (1)
Unemployment
Medicare/ disability                                                  5,336           5,336                           (1)
Other
                                                 ---------------------------------------------------------------
   Total Federal Taxes                                               50,088          50,088
                                                 ---------------------------------------------------------------

State and Local
Income                                                               10,680          10,680                           (1)
Sales
Excise
Unemployment
Real Property
Personal Property
Other
                                                 ---------------------------------------------------------------
   Total State and Local                                             10,680          10,680
                                                 ---------------------------------------------------------------

            Total Taxes                                              60,768          60,768
                                                 ===============================================================


(1) Paid 10/4 $24,321 and 10/18 $36,447


                                                   AGING OF ACCOUNTS PAYABLE

                                      Current        0-30         31-60          61-90            Over 90            Total

Accounts Payable aging                     3,620                                                                          3,620
                                     ===============================================================================================





Arca Systems, Inc.,                                                         Reporting Period:        October 01
                                                                                                     Form: Mor 5
                                    ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


Accounts Receivable Reconciliation                                                              Amount
Total Accounts Receivable at the beginning of the reporting period                                           892,836
Net amounts billed during the period                                                                         144,251
Amounts collected during the period
Amounts written off
                                                                                                 --------------------
Total Accounts Receivable at the end of the reporting period                                               1,037,087
                                                                                                 --------------------

Accounts Receivable Aging                                                                       Amount
0 - 30 days old                                                                                              144,251
31 - 60 days old                                                                                              54,123
61 - 90 days old                                                                                              45,123
91+ days old                                                                                                 793,590
                                                                                                 --------------------
Total Accounts Receivable                                                                                  1,037,087
                                                                                                 --------------------
Less reserves                                                                                               (276,005)
Plus unbilled work                                                                                           373,456
                                                                                                 --------------------
Accounts Receivable (Net)                                                                                  1,134,538
                                                                                                 ====================

                                                DEBTOR QUESTIONNAIRE

Must be completed each month                                                               Yes          No
1.  Have any assets been sold or transferred outside the normal course of business                       X
    this reporting period?  If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in possession (1)o account this reporting period? If
    yes, provide an explanation below.                                                      X

3.  Have all postpetition tax returns been timely filed?  If no, provide an                 X
    explanation below.

4.  Are workers compensation, general liability and other necessary insurance               X
    coverages in effect?  If no, provide an explanation below.

(1) Funded via intercompany account





                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                                   Case No  01-10544
Cohesive Technology Solutions, Inc.,                               Reporting Period:  October 2001


                                             MONTHLY OPERATING REPORT

                                                                                               Document              Explanation
REQUIRED DOCUMENTS                                                         Form No.            Attached              Attached

Statement of Cash Flows                                                     MOR-1                    X
     Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1(CON'T)       Available upon request
     Copies of bank statements                                                                 Available upon request
     Cash disbursements journals                                                               Available upon request
Statement of Operations                                                     MOR-2                    X
Balance Sheet                                                               MOR-3                    X
Status of Postpetition Taxes                                                MOR-4                    X
    Copies of IRS Form 6123 or payment receipt                                                 Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                        MOR-4              Given on Balance Sheet
    Listing of aged accounts payable                                                           None
Accounts Receivable Reconciliation and Aging                                MOR-5              None
Debtor Questionnaire                                                        MOR-5                    X





Cohesive Technology Solutions, Inc.,                                          Reporting Period:     October 2001
                                                                                                    Form: Mor 1

                                 STATEMENT OF CASH FLOWS                             current        Cummulative
                                                                               reporting month     filing to date

Cash flows from operating activities

   Net Loss                                                                     (2,053,261)           (2,053,261)
   Adjustments to reconcile net loss to net cash used for operating activities:
      Depreciation and amortization
      Non cash, merger, restructuring and asset impairment charges
      Non cash intercompany charges
      Remeasurement (gain) loss on Euro denominated senior notes
      Amortization of deferred stock compensation
      Loss on equity method investments
   Changes in operating assets and liabilities
      Accounts receivable
      Prepaid expenses and other current assets                                     (7,397)               (7,397)
      Accounts payable
      Accrued expenses                                                            (450,908)             (450,908)
      Accrued interest payable
                                                                              -----------------------------------
Net cash used for operating activities                                          (2,511,566)           (2,511,566)
                                                                              -----------------------------------

Cash flows from investing activities
   Capital expenditures
   Receipts from (funding of) other subsidiaries entities                        2,861,137             2,861,137
   Increase of restricted cash equivalents and investments
   Other assets
                                                                              -----------------------------------
Net cash used for investing activities                                           2,861,137             2,861,137
                                                                              -----------------------------------

Cash flows from financing activities
   Proceeds from issuance of common stock. Net
                                                                              -----------------------------------
Net cash provided by financing activities
                                                                              -----------------------------------

Net increase (decrease) in cash and cash equivalents                               349,571               349,571
   Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period                                    97,566                97,566
                                                                              -----------------------------------
Cash and cash equivalents at end of period                                         447,137               447,137
                                                                              ===================================


         DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                              -----------------------------------
Total disbursements for calculating US. Trustee quarterly fees                   2,304,765             2,304,765
                                                                               ==================================





Cohesive Technology Solutions, Inc.,                              Reporting Period:            October 2001
                                                                                               Form: Mor 2
                                            STATEMENT OF OPERATIONS
                                                                      current              Cummulative
                                                                   reporting month       filing to date

Total Revenue

Total Cost of Goods Sold                                              1,976,571             1,976,571
                                                                  ------------------------------------
    Gross Margin                                                     (1,976,571)           (1,976,571)

Operating Expenses:
Research & Development
Sales                                                                    73,805                73,805
Marketing                                                                13,950                13,950
G&A                                                                      (7,079)               (7,079)
Merger, Restructuring & Asset Impairment Charges
GW Amort & Other Intangibles
                                                                  ------------------------------------
  Total Operating Expenses                                               80,676                80,676
                                                                  ------------------------------------

    Operating Margin                                                 (2,057,247)           (2,057,247)

Other Expenses / (Income)
Interest Income                                                          (3,986)               (3,986)
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                  ------------------------------------
                  Total Other Expenses / (Income)                        (3,986)               (3,986)
                                                                  ------------------------------------

  Profit / (Loss) before Tax                                         (2,053,261)           (2,053,261)
  Tax

                                                                  ------------------------------------
  Profit / (Loss) after Tax                                          (2,053,261)           (2,053,261)

  Cumulative Effect on SAB 101

                                                                  ------------------------------------

    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                     (2,053,261)           (2,053,261)
                                                                  ====================================





Cohesive Technology Solutions, Inc.,                             Reporting Period:           October 2001
                                                                                             Form: Mor 3
                                                BALANCE SHEET

                                                                 Book value at end of        Book value September 30,
                                                                    current month                    2001
Current Assets:
Cash and Cash Equivalents                                                       447,137                 97,566
Marketable Securities
Trade A/R, net of allowance for doubtful accounts
Intercompany Receivables                                                     41,646,704             44,507,841
Other Current Assets                                                             12,298                  4,901
                                                                 ----------------------------------------------
  Total Current Assets                                                       42,106,139             44,610,308
                                                                 ----------------------------------------------

Fixed Assets, Gross
Accumulated Depreciation
                                                                 ----------------------------------------------
  Property and Equipment, Net
                                                                 ----------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                                 ----------------------------------------------
  Total Other Assets
                                                                 ----------------------------------------------
    Total Assets                                                             42,106,139             44,610,308
                                                                 ==============================================


Current Liabilities:
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrl
Accrued Expenses Payable                                                      2,407,768              2,858,676
                                                                 ----------------------------------------------
  Total Current Liabilities                                                   2,407,768              2,858,676
                                                                 ----------------------------------------------

Deferred Rent
                                                                 ----------------------------------------------
  Total Long Term Liabilities
                                                                 ----------------------------------------------
    Total Liabilities not Subject to Compromise                               2,407,768              2,858,676
                                                                 ----------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals                                                  325,646                325,646
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                 ----------------------------------------------
Total Liabilities subject to Compromise                                         325,646                325,646
                                                                 ----------------------------------------------
    Total Liabilities                                                         2,733,414              3,184,322
                                                                 ----------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                  111,438,701            111,438,701
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                         (72,065,976)           (70,012,715)
Dividends
                                                                 ----------------------------------------------
Total Shareholders Equity                                                    39,372,725             41,425,986
                                                                 ----------------------------------------------
    Total Liabilities & Shareholders Equity                                  42,106,139             44,610,308
                                                                 ==============================================



Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise





           Cohesive Technology Solutions, Inc.,                                                Reporting Period:     October 2001
                                                                                                                     Form: Mor 4
                                                            STATUS OF POSTPETITION TAXES

                                                             Beginning      Amount                           Ending
                                                                Tax       Withheld or      Amount              Tax            Date
                                                             Liability      Accrued         Paid            Liability         Paid
           Federal
           Income                                                              425,341         425,341                         (1)
           FICA-Employee                                                        59,783          59,783                         (1)
           FICA-Employer                                                        59,783          59,783                         (1)
           Unemployment
           Medicare/ disability                                                 64,483          64,483                         (1)
           Other
                                                            ---------------------------------------------------------------
              Total Federal Taxes                                              609,390         609,390
                                                            ---------------------------------------------------------------

           State and Local
           Income                                                               91,476          91,476                         (1)
           Sales
           Excise
           Unemployment                                                            119             119                         (1)
           Real Property
           Personal Property
           Other                                                                 1,449           1,449                         (1)
                                                            ---------------------------------------------------------------
              Total State and Local                                             93,044          93,044
                                                            ---------------------------------------------------------------

                       Total Taxes                                             702,434         702,434
                                                            ===============================================================


           (1) Paid 10/5 $29,353, $335,375 and 10/19 $316,467, 10/31 $21,239


                AGING OF ACCOUNTS PAYABLE

                                                 Current        0-30         31-60          61-90            Over 90          Total

           Accounts Payable aging              None
                                               ===================================================================================





        Cohesive Technology Solutions, Inc.,                                        Reporting Period:        October 01
                                                                                                             Form: Mor 5
                                            ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

                                                                                              Amount
        Accounts Receivable Reconciliation
        Total Accounts Receivable at the beginning of the reporting period
        Net amounts billed during the period
        Amounts collected during the period
        Amounts written off
                                                                                                         --------------------
        Total Accounts Receivable at the end of the reporting period
                                                                                                         --------------------

                                                                                              Amount
        Accounts Receivable Aging
        0 - 30 days old
        31 - 60 days old
        61 - 90 days old
        91+ days old
                                                                                                         --------------------
        Total Accounts Receivable
                                                                                                         --------------------
        Less future billing
        Less reserves
        Plus unbilled work
        Other
                                                                                                         --------------------
        Accounts Receivable (Net)
                                                                                                         ====================

                                                        DEBTOR QUESTIONNAIRE

        Must be completed each month                                                               Yes          No
        1.  Have any assets been sold or transferred outside the normal course of business                       X
             this reporting period?  If yes, provide an explanation below.
        2.   Have any funds been disbursed from any account other than a
             debtor in possession (1) account this reporting period? If                             X
             yes, provide an explanation below.
        3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation     X
             below.
        4.  Are workers compensation, general liability and other necessary insurance               X
             coverages in effect?  If no, provide an explanation below.

        (1) Funded via intercompany account




                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                                   Case No 01-10545
GlobalCenter, Inc.,                                                Reporting Period:  October 2001


                          MONTHLY OPERATING REPORT

                                                                                        Document    Explanation
REQUIRED DOCUMENTS                                                      Form No.        Attached      Attached
Statement of Cash Flows                                                  MOR-1                X
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 CON'T)   Petty cash only
     Copies of bank statements                                                          Bank account closed
     Cash disbursements journals                                                        Bank account closed
Statement of Operations                                                  MOR-2                X
Balance Sheet                                                            MOR-3                X
Status of Postpetition Taxes                                             MOR-4                X
    Copies of IRS Form 6123 or payment receipt                                          Available upon request
    Copies of tax returns filed during reporting period                                 Available upon request
Summary of Unpaid Postpetition Debts                                     MOR-4          Intercompany debt
    Listing of aged accounts payable                                                    None
Accounts Receivable Reconciliation and Aging                             MOR-5                X
Debtor Questionnaire                                                     MOR-5                X





        GlobalCenter, Inc.,                                                           Reporting Period:           October 2001
                                                                                                                  Form: Mor 1

                                                            STATEMENT OF CASH FLOWS
                                                                                                                  Cummulative
                                                                                      current reporting month     filing to date

        Cash flows from operating activities

           Net Loss                                                                              (36,491,390)          (36,491,390)
           Adjustments to reconcile net loss to net cash used for operating activities:
              Depreciation and amortization                                                        1,024,041             1,024,041
              Non cash, merger, restructuring and asset impairment charges                        35,441,365            35,441,365
              Non cash intercompany billed revenue                                                    (5,355)               (5,355)
              Remeasurement (gain) loss on Euro denominated senior notes
              Amortization of deferred stock compensation
              Loss on equity method investments
           Changes in operating assets and liabilities
              Accounts receivable
              Prepaid expenses and other current assets                                               31,339                31,339
              Accounts payable
              Accrued expenses
              Accrued interest payable
                                                                                      ---------------------------------------------
        Net cash used for operating activities
                                                                                      ---------------------------------------------

        Cash flows from investing activities
           Capital expenditures
           Receipts from (funding of) other subsidiaries entities
           Increase of restricted cash equivalents and investments
           Other assets
                                                                                      ---------------------------------------------
        Net cash used for investing activities
                                                                                      ---------------------------------------------

        Cash flows from financing activities
           Proceeds from issuance of common stock. Net
                                                                                      ---------------------------------------------
        Net cash provided by financing activities
                                                                                      ---------------------------------------------

        Net increase (decrease) in cash and cash equivalents
           Effects of exchange rates on cash and cash equivalents
        Cash and cash equivalents at beginning of period                                               1,021                 1,021
                                                                                      ---------------------------------------------
        Cash and cash equivalents at end of period                                                     1,021                 1,021
                                                                                      =============================================



                 DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                                      ---------------------------------------------
        Total disbursements for calculating US. Trustee quarterly fees
                                                                                      =============================================



START HERE

           GlobalCenter, Inc.,                                               Reporting Period:            October 2001
                                                                                                          Form: Mor 2
                                                       STATEMENT OF OPERATIONS

                                                                                                               Cummulative
                                                                             current reporting month          filing to date

           Total Revenue                                                                       5,355                 5,355

           Total Cost of Goods Sold                                                          934,851               934,851

                                                                             ----------------------------------------------
               Gross Margin                                                                 (929,496)             (929,496)

           Operating Expenses:
           Research & Development
           Sales                                                                              14,426                14,426
           Marketing                                                                             206                   206
           G&A                                                                               128,282               128,282
           Merger, Restructuring & Asset Impairment Charges                               35,441,365            35,441,365
           Reorganization Items
           GW Amort & Other Intangibles
                                                                             ----------------------------------------------
             Total Operating Expenses                                                     35,584,279            35,584,279
                                                                             ----------------------------------------------

               Operating Margin                                                          (36,513,775)          (36,513,775)

           Other Expenses / (Income)
           Interest Income                                                                   (22,385)              (22,385)
           Interest Expense
           Other Income
           Other Expense
           Net Loss From Equity Investment
           Intercompany Expense / (Income)

                                                                             ----------------------------------------------
                             Total Other Expenses / (Income)                                 (22,385)              (22,385)
                                                                             ----------------------------------------------

             Profit / (Loss) before Tax                                                  (36,491,390)          (36,491,390)
             Tax

                                                                             ----------------------------------------------
             Profit / (Loss) after Tax                                                   (36,491,390)          (36,491,390)

             Cumulative Effect on SAB 101

                                                                             ----------------------------------------------
               Profit / (Loss) after Tax &
               Cumulative Effect on SAB 101                                              (36,491,390)          (36,491,390)
                                                                             ==============================================





           GlobalCenter, Inc.,                                              Reporting Period:          October 2001
                                                                                                       Form: Mor 3
                                                          BALANCE SHEET

                                                                            Book value at end of           Book value
                                                                          current reporting month         September 30,

           Current Assets:
           Cash and Cash Equivalents                                                        1,021                 1,021
           Marketable Securities
           Trade A/R, net of allowance for doubtful accounts
           Intercompany Receivable                                                          5,355
           Other Current Assets                                                        11,836,162            12,197,587
                                                                            --------------------------------------------
             Total Current Assets                                                      11,842,538            12,198,608
                                                                            --------------------------------------------

           Fixed Assets, Gross                                                        197,832,422           234,642,305
           Accumulated Depreciation                                                   (10,293,708)          (10,638,185)
                                                                            --------------------------------------------
             Property and Equipment, Net                                              187,538,714           224,004,120
                                                                            --------------------------------------------

           Restricted Cash Equivalents and Investments
           LT Prepaids & Deposits
           Investments
           Other Assets
                                                                            --------------------------------------------
             Total Other Assets
                                                                            --------------------------------------------
               Total Assets                                                           199,381,252           236,202,728
                                                                            ============================================


           Current Liabilities:
           Accounts Payable
           Intercompany Payables(receivable)
           Deferred Revenue
           Merger & Restructuring Accrl
           Accrued Expenses Payable
                                                                            --------------------------------------------
             Total Current Liabilities
                                                                            --------------------------------------------

           Deferred Rent                                                                4,191,110             4,191,110
                                                                            --------------------------------------------
             Total Long Term Liabilities                                                4,191,110             4,191,110
                                                                            --------------------------------------------
               Total Liabilities not Subject to Compromise                              4,191,110             4,191,110
                                                                            --------------------------------------------

           Liabilities Subject to Compromise
           Unsecured Debt - Interest Payable
           Unsecured Debt - Restructure Accrual
           Unsecured Debt - AP & Accruals
           Unsecured Debt - Intercompany Payables                                     407,490,897           407,490,897
           Secured Debt - Loans & Leases
           Senior Notes
           Convertible Debt
                                                                            --------------------------------------------
           Total Liabilities subject to Compromise                                    407,490,897           407,490,897
                                                                            --------------------------------------------
               Total Liabilities                                                      411,682,007           411,682,007
                                                                            --------------------------------------------

           Shareholders Equity
           Capital Stock
           Additional Paid in Capital
           Unrealized Gain/Loss Available                                                (395,991)              (65,905)
           Exchange Difference
           Deferred Stock Compensation
           Accumulated Deficit                                                       (211,904,764)         (175,413,374)
           Dividends
                                                                            --------------------------------------------
           Total Shareholders Equity                                                 (212,300,755)         (175,479,279)
                                                                            --------------------------------------------
               Total Liabilities & Shareholders Equity                                199,381,252           236,202,728
                                                                            ============================================



           Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise



           GlobalCenter, Inc.,                                                                 Reporting Period:     October 2001
                                                                                                                     Form: Mor 4
                                                 STATUS OF POSTPETITION TAXES

                                                             Beginning      Amount                       Ending
                                                                Tax       Withheld or      Amount          Tax              Date
                                                             Liability      Accrued         Paid        Liability           Paid

           Federal
           Income
           FICA-Employee
           FICA-Employer
           Unemployment
           Medicare/ disability
           Other
                                                            -----------------------------------------------------------
              Total Federal Taxes
                                                            -----------------------------------------------------------

           State and Local
           Income
           Sales
           Excise
           Unemployment
           Real Property
           Personal Property
           Other
                                                            -----------------------------------------------------------
              Total State and Local
                                                            -----------------------------------------------------------
                       Total Taxes
                                                            ===========================================================



           Note: Pay through Exodus, Inc


                                                             AGING OF ACCOUNTS PAYABLE

                                                 Current        0-30         31-60          61-90            Over 90        Total

           Accounts Payable aging
                                               ===================================================================================





        GlobalCenter, Inc.,                                                         Reporting Period:             October 2001
                                                                                                                  Form: Mor 5
                                     ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


        Accounts Receivable Reconciliation                                                                      Amount
        Total Accounts Receivable at the beginning of the reporting period
        Net amounts billed during the period
        Amounts collected during the period
        Amounts written off
        Total Accounts Receivable at the end of the reporting period                                     --------------------
                                                                                                         --------------------

        Accounts Receivable Aging                                                                               Amount
        0 - 30 days old
        31 - 60 days old
        61 - 90 days old
        91+ days old                                                                                     --------------------
        Total Accounts Receivable                                                                        --------------------
        Less future billing
        Less reserves
        Plus unbilled work
        Other                                                                                            --------------------
        Accounts Receivable (Net)                                                                        ====================




                                                        DEBTOR QUESTIONNAIRE

        Must be completed each month                                                        Yes          No

        1.  Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide an
            explanation below.                                                                             X
        2.  Have any funds been disbursed from any account other than a debtor in possession (1) account this reporting period? If
            yes, provide an explanation below.                                                X
        3.  Have all postpetition tax returns been timely filed?  If no,
            provide an explanation below.                                                     X
        4.  Are workers compensation, general liability and other necessary
            insurance coverages in effect?  If no, provide an explanation below.              X

        (1) Funded via intercompany account




                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                                         Case No 01-10546
GlobalCenter Holding, Co.,                                               Reporting Period:  October 2001


                          MONTHLY OPERATING REPORT

                                                                                            Document             Explanation
REQUIRED DOCUMENTS                                                      Form No.            Attached              Attached

Statement of Cash Flows                                                  MOR-1              Non Trading entity
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)      None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                  MOR-2              Non Trading entity
Balance Sheet                                                            MOR-3              Only Shell remains
Status of Postpetition Taxes                                             MOR-4              None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                     MOR-4              None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                             MOR-5              None
Debtor Questionnaire                                                     MOR-5              None




                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                                   Case No  01-10548
KeyLabs, Inc.,                                                     Reporting Period:  October 2001


                          MONTHLY OPERATING REPORT

                                                                                   Document    Explanation
REQUIRED DOCUMENTS                                                 Form No.        Attached      Attached

Statement of Cash Flows                                            MOR-1               X
     Bank Reconciliation (or copies of debtor's bank
       reconciliations)                                            MOR-1 (CON'T)   No operational bank account
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                            MOR-2                X
Balance Sheet                                                      MOR-3                X
Status of Postpetition Taxes                                       MOR-4            No employees
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                               MOR-4            Intercompany debt
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                       MOR-5                X
Debtor Questionnaire                                               MOR-5                X




        KeyLabs, Inc.,                                                                Reporting Period:           October 2001
                                                                                                                  Form: Mor 1

                                            STATEMENT OF CASH FLOWS

                                                                                                           Cummulative filing
                                                                                current reporting month          to date

        Cash flows from operating activities

           Net Loss                                                                            (373)                  (373)
           Adjustments to reconcile net loss to net cash used for operating activities:
              Depreciation and amortization
              Non cash, merger, restructuring and asset impairment charges
              Non cash intercompany charges
              Remeasurement (gain) loss on Euro denominated senior notes
              Amortization of deferred stock compensation
              Loss on equity method investments
           Changes in operating assets and liabilities
              Accounts receivable                                                            22,700                 22,700
              Prepaid expenses and other current assets
              Accounts payable
              Accrued expenses
              Accrued interest payable
                                                                                      -----------------------------------------
        Net cash used for operating activities                                               22,327                 22,327
                                                                                      -----------------------------------------

        Cash flows from investing activities
           Capital expenditures
           Receipts from (funding of) other subsidiaries entities                           (461,807)             (461,807)
           Increase of restricted cash equivalents and investments
           Other assets
                                                                                       ---------------------------------------------
        Net cash used for investing activities                                              (461,807)             (461,807)
                                                                                      ---------------------------------------------

        Cash flows from financing activities
           Proceeds from issuance of common stock. Net
                                                                                      ---------------------------------------------
        Net cash provided by financing activities
                                                                                      ---------------------------------------------

        Net increase (decrease) in cash and cash equivalents                                (439,480)             (439,480)
           Effects of exchange rates on cash and cash equivalents
        Cash and cash equivalents at beginning of period                                     439,480               439,480
                                                                                      ---------------------------------------------
        Cash and cash equivalents at end of period
                                                                                      =============================================


                 DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                                      ---------------------------------------------
        Total disbursements for calculating US. Trustee quarterly fees                       484,930               484,930
                                                                                      =============================================




           KeyLabs, Inc.,                                                    Reporting Period:            October 2001
                                                                                                          Form: Mor 2
                                              STATEMENT OF OPERATIONS

                                                                                                        Cummulative filing
                                                                             current reporting month           to date

           Total Revenue                                                                          50                   50

           Total Cost of Goods Sold

                                                                             ----------------------------------------------
               Gross Margin                                                                       50                   50

           Operating Expenses:
           Research & Development
           Sales
           Marketing
           G&A                                                                                   423                   423
           Merger, Restructuring & Asset Impairment Charges
           Reorganization Items
           GW Amort & Other Intangibles
                                                                             ----------------------------------------------
             Total Operating Expenses                                                            423                   423
                                                                             ----------------------------------------------

               Operating Margin                                                                 (373)                 (373)

           Other Expenses / (Income)
           Interest Income
           Interest Expense
           Other Income
           Other Expense
           Net Loss From Equity Investment
           Intercompany Expense / (Income)

                                                                             ----------------------------------------------
                             Total Other Expenses / (Income)
                                                                             ----------------------------------------------

             Profit / (Loss) before Tax                                                         (373)                 (373)
             Tax

                                                                             ----------------------------------------------
             Profit / (Loss) after Tax                                                          (373)                 (373)

             Cumulative Effect on SAB 101

                                                                             ----------------------------------------------
             Profit / (Loss) after Tax &
             Cumulative Effect on SAB 101                                                       (373)                 (373)
                                                                             ==============================================




           KeyLabs, Inc.,                                                   Reporting Period:           October 2001
                                                                                                        Form: Mor 3
                                                         BALANCE SHEET


                                                                            Book value at end of          Book valuetSeptember
                                                                          current reporting month                30, 2001
           Current Assets:
           Cash and Cash Equivalents                                                                              439,480
           Marketable Securities
           Trade A/R, net of allowance for doubtful accounts                               147,436                170,136
           Intercompany Receivable                                                       6,048,999              5,587,192
           Other Current Assets
                                                                            ----------------------------------------------
             Total Current Assets                                                        6,196,435              6,196,808
                                                                            ----------------------------------------------

           Fixed Assets, Gross
           Accumulated Depreciation
                                                                            ----------------------------------------------
             Property and Equipment, Net
                                                                            ----------------------------------------------

           Restricted Cash Equivalents and Investments
           LT Prepaids & Deposits
           Investments
           Other Assets
                                                                            ----------------------------------------------
             Total Other Assets
                                                                            ----------------------------------------------
               Total Assets                                                              6,196,435              6,196,808
                                                                            ==============================================


           Current Liabilities:
           Accounts Payable
           Intercompany Payables
           Deferred Revenue
           Merger & Restructuring Accrl
           Accrued Expenses Payable
                                                                            ----------------------------------------------
             Total Current Liabilities
                                                                            ----------------------------------------------

           Deferred Rent
                                                                            ----------------------------------------------
             Total Long Term Liabilities
                                                                            ----------------------------------------------
               Total Liabilities not Subject to Compromise
                                                                            ----------------------------------------------

           Liabilities Subject to Compromise
           Unsecured Debt - Interest Payable
           Unsecured Debt - Restructure Accrual
           Unsecured Debt - AP & Accruals
           Secured Debt - Loans & Leases
           Senior Notes
           Convertible Debt
                                                                            ----------------------------------------------
           Total Liabilities subject to Compromise
                                                                            ----------------------------------------------
               Total Liabilities
                                                                            ----------------------------------------------

           Shareholders Equity
           Capital Stock
           Additional Paid in Capital                                                    2,343,306              2,343,306
           Unrealized Gain/Loss Available
           Exchange Difference
           Deferred Stock Compensation
           Accumulated Deficit                                                           3,853,129              3,853,502
           Dividends
                                                                            ----------------------------------------------
           Total Shareholders Equity                                                     6,196,435              6,196,808
                                                                            ----------------------------------------------
               Total Liabilities & Shareholders Equity                                   6,196,435              6,196,808
                                                                            ==============================================


           Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise




        KeyLabs, Inc.,                                                              Reporting Period:        October 01
                                                                                                             Form: Mor 5
                                            ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


        Accounts Receivable Reconciliation                                                              Amount

        Total Accounts Receivable at the beginning of the reporting period                                           170,136
        Net amounts billed during the period
        Amounts collected during the period                                                                          (22,700)
        Amounts written off
                                                                                                         --------------------
        Total Accounts Receivable at the end of the reporting period                                                 147,436
                                                                                                         --------------------

        Accounts Receivable Aging                                                                       Amount
        0 - 30 days old                                                                                              (13,500)
        31 - 60 days old                                                                                              14,000
        61 - 90 days old                                                                                              22,757
        91+ days old                                                                                                  90,165
                                                                                                         --------------------
        Total Accounts Receivable                                                                                    113,422
                                                                                                         --------------------
        Less reserves                                                                                                (16,986)
        Plus unbilled work                                                                                            51,000
                                                                                                         --------------------
        Accounts Receivable (Net)                                                                                    147,436
                                                                                                         ====================




                                               DEBTOR QUESTIONNAIRE

        Must be completed each month                                                        Yes          No

        1.  Have any assets been sold or transferred outside the normal course
            of business this reporting period?  If yes, provide an explanation below.                     X
        2.  Have any funds been disbursed from any account other than a debtor in possession (1)o account this reporting period? If
            yes, provide an explanation below.                                               X
        3.  Have all postpetition tax returns been timely filed?  If no,
            provide an explanation below.                                                    X
        4.  Are workers compensation, general liability and other necessary
            insurance coverages in effect?  If no, provide an explanation below.             X

        (1) Funded via intercompany account




                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                                   Case No 01-10549
Planet, Inc.,                                                      Reporting Period:  October 2001


                                MONTHLY OPERATING REPORT

                                                                                     Document    Explanation
REQUIRED DOCUMENTS                                                Form No.           Attached      Attached

Statement of Cash Flows                                            MOR-1              Non Trading entity
     Bank Reconciliation (or copies of debtor's bank
     reconciliatios)                                               MOR-1 (CON'T)      None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                            MOR-2              Non Trading entity
Balance Sheet                                                      MOR-3              Only Shell remains
Status of Postpetition Taxes                                       MOR-4              None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                               MOR-4              None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                       MOR-5              None
Debtor Questionnaire                                               MOR-5              None





                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                                   Case No 01-10551
Service Metrics, Inc.                                              Reporting Period:  October 2001


                          MONTHLY OPERATING REPORT

                                                                                      Document    Explanation
REQUIRED DOCUMENTS                                                    Form No.        Attached      Attached

Statement of Cash Flows                                            MOR-1                    X
     Bank Reconciliation (or copies of debtor's bank
       reconciliations)                                            MOR-1 (CON'T)      No bank account
     Copies of bank statements                                                        Available upon request
     Cash disbursements journals                                                      Available upon request
Statement of Operations                                            MOR-2                    X
Balance Sheet                                                      MOR-3                    X
Status of Postpetition Taxes                                       MOR-4                    X
    Copies of IRS Form 6123 or payment receipt                                        Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                               MOR-4              Given on Balance Sheet
    Listing of aged accounts payable                                                        X
Accounts Receivable Reconciliation and Aging                       MOR-5                    X
Debtor Questionnaire                                               MOR-5                    X




        Service Metrics, Inc.                                                         Reporting Period:           October 2001
                                                                                                                  Form: Mor 1

                                              STATEMENT OF CASH FLOWS

                                                                                                                Cummulative filing
                                                                                   current reporting month           to date

        Cash flows from operating activities

           Net Loss                                                                            (179,680)             (179,680)
           Adjustments to reconcile net loss to net cash used for operating activities:
              Depreciation and amortization                                                     151,064               151,064
              Non cash, merger, restructuring and asset impairment charges                       28,616                28,616
              Non cash intercompany charges
              Remeasurement (gain) loss on Euro denominated senior notes
              Amortization of deferred stock compensation
              Loss on equity method investments
           Changes in operating assets and liabilities
              Accounts receivable
              Prepaid expenses and other current assets
              Accounts payable
              Accrued expenses
              Accrued interest payable
                                                                                      --------------------------------------------
        Net cash used for operating activities
                                                                                      --------------------------------------------

        Cash flows from investing activities
           Capital expenditures
           Receipts from (funding of) other subsidiaries entities
           Increase of restricted cash equivalents and investments
           Other assets
                                                                                      ---------------------------------------------
        Net cash used for investing activities
                                                                                      ---------------------------------------------

        Cash flows from financing activities
           Proceeds from issuance of common stock. Net
                                                                                      ---------------------------------------------
        Net cash provided by financing activities
                                                                                      ---------------------------------------------

        Net increase (decrease) in cash and cash equivalents
           Effects of exchange rates on cash and cash equivalents
        Cash and cash equivalents at beginning of period
                                                                                      ---------------------------------------------
        Cash and cash equivalents at end of period
                                                                                      =============================================


                           DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                                      ---------------------------------------------
        Total disbursements for calculating US. Trustee quarterly fees
                                                                                      =============================================




           Service Metrics, Inc.                                             Reporting Period:            October 2001
                                                                                                          Form: Mor 2

                                           STATEMENT OF OPERATIONS

                                                                                                         Cummulative filing
                                                                             current reporting month            to date

           Total Revenue

           Total Cost of Goods Sold                                                            2,053                 2,053
                                                                             ----------------------------------------------
               Gross Margin                                                                   (2,053)               (2,053)

           Operating Expenses:
           Research & Development                                                              4,382                 4,382
           Sales                                                                               1,349                 1,349
           Marketing                                                                           1,673                 1,673
           G&A                                                                               141,607               141,607
           Merger, Restructuring & Asset Impairment Charges                                   28,616                28,616
           Reorganization Items
           GW Amort & Other Intangibles
                                                                             ----------------------------------------------
             Total Operating Expenses                                                        177,627               177,627
                                                                             ----------------------------------------------

               Operating Margin                                                             (179,680)             (179,680)

           Other Expenses / (Income)
           Interest Income
           Interest Expense
           Other Income
           Other Expense
           Net Loss From Equity Investment
           Intercompany Expense / (Income)

                                                                             ----------------------------------------------
                             Total Other Expenses / (Income)
                                                                             ----------------------------------------------

             Profit / (Loss) before Tax                                                     (179,680)             (179,680)
             Tax

                                                                             ----------------------------------------------
             Profit / (Loss) after Tax                                                      (179,680)             (179,680)

             Cumulative Effect on SAB 101

                                                                             ----------------------------------------------
             Profit / (Loss) after Tax &
             Cumulative Effect on SAB 101                                                   (179,680)             (179,680)
                                                                             ==============================================




           Service Metrics, Inc.                                            Reporting Period:           October 2001
                                                                                                        Form: Mor 3
                                                      BALANCE SHEET


                                                                             Book value at end of     Book value September
                                                                            current reporting month          30, 2001

           Current Assets:
           Cash and Cash Equivalents
           Marketable Securities
           Trade A/R, net of allowance for doubtful accounts
           Intercompany Receivable                                                       1,626,503              1,626,503
           Other Current Assets
                                                                            ----------------------------------------------
             Total Current Assets                                                        1,626,503              1,626,503
                                                                            ----------------------------------------------

           Fixed Assets, Gross                                                           5,667,649              5,743,676
           Accumulated Depreciation                                                     (4,190,875)            (4,087,222)
                                                                            ----------------------------------------------
             Property and Equipment, Net                                                 1,476,774              1,656,454
                                                                            ----------------------------------------------

           Restricted Cash Equivalents and Investments
           LT Prepaids & Deposits
           Investments
           Other Assets
                                                                            ----------------------------------------------
             Total Other Assets
                                                                            ----------------------------------------------
               Total Assets                                                              3,103,277              3,282,957
                                                                            ==============================================

           Current Liabilities:
           Accounts Payable
           Intercompany Payables
           Deferred Revenue
           Merger & Restructuring Accrl
           Accrued Expenses Payable
                                                                            ----------------------------------------------
             Total Current Liabilities
                                                                            ----------------------------------------------

           Deferred Rent
                                                                            ----------------------------------------------
             Total Long Term Liabilities
                                                                            ----------------------------------------------
               Total Liabilities not Subject to Compromise
                                                                            ----------------------------------------------

           Liabilities Subject to Compromise
           Unsecured Debt - Interest Payable
           Unsecured Debt - Restructure Accrual
           Unsecured Debt - AP & Accruals
           Secured Debt - Loans & Leases
           Senior Notes
           Convertible Debt
                                                                            ----------------------------------------------
           Total Liabilities subject to Compromise
                                                                            ----------------------------------------------
               Total Liabilities
                                                                            ----------------------------------------------

           Shareholders Equity
           Capital Stock
           Additional Paid in Capital                                                   19,148,477             19,148,477
           Unrealized Gain/Loss Available
           Exchange Difference
           Deferred Stock Compensation
           Accumulated Deficit                                                         (16,045,200)           (15,865,520)
           Dividends
                                                                            ----------------------------------------------
           Total Shareholders Equity                                                     3,103,277              3,282,957
                                                                            ----------------------------------------------
               Total Liabilities & Shareholders Equity                                   3,103,277              3,282,957
                                                                            ==============================================



           Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise



        Service Metrics, Inc.                                                       Reporting Period:        October 01
                                                                                                             Form: Mor 5
                                       ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


        Accounts Receivable Reconciliation                                                                      Amount

        Total Accounts Receivable at the beginning of the reporting period
        Net amounts billed during the period
        Amounts collected during the period
        Amounts written off
                                                                                                         --------------------
        Total Accounts Receivable at the end of the reporting period
                                                                                                         --------------------

        Accounts Receivable Aging                                                                               Amount

        0 - 30 days old
        31 - 60 days old
        61 - 90 days old
        91+ days old
                                                                                                         --------------------
        Total Accounts Receivable
                                                                                                         --------------------
        Less future billing
        Less reserves
        Plus unbilled work
        Other
                                                                                                         --------------------
        Accounts Receivable (Net)
                                                                                                         ====================



                                                    DEBTOR QUESTIONNAIRE

        Must be completed each month                                                        Yes          No

        1.  Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide an explanation
            below.                                                                                        X
        2.  Have any funds been disbursed from any account other than a debtor in possession (1)o account this reporting period? If
            yes, provide an explanation below.                                               X
        3.  Have all postpetition tax returns been timely filed?  If no,
            provide an explanation below.                                                    X
        4.  Are workers compensation, general liability and other necessary
            insurance coverages in effect?  If no, provide an explanation below.             X

        (1) Funded via intercompany account
